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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           EASTGROUP PROPERTIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                                 April 26, 2000

Dear Stockholder:

     You are cordially invited to the annual meeting (the "Meeting") of stockholders of EastGroup Properties, Inc. (the "Company"), to be held on June 1, 2000 at 9:00 a.m., Jackson time, at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi.

     Stockholders will be asked to vote on the election of eight directors of the Company, to vote on a proposal to adopt the 2000 Directors Stock Option Plan and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     The proposed transactions are important to you as a stockholder. Therefore, whether or not you plan to attend the Meeting, I urge you to give your immediate attention to the proposals. Please review the enclosed materials, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

                                          Very truly yours,
                                          /s/ Leland R. Speed
                                          LELAND R. SPEED
                                          Chairman of the Board of Directors

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 2000

To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of EastGroup Properties, Inc. (the "Company"), will be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on June 1, 2000 at 9:00 a.m., Jackson time, for the following purposes:

     1. To elect eight directors of the Company;

     2. To adopt the 2000 Directors Stock Option Plan; and

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 20, 2000 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

     The directors sincerely desire your presence at the Meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

     The prompt return of your proxy will avoid delay and save the expense involved in further communication. The proxy may be revoked by you at any time prior to its exercise, and the giving of your proxy will not affect your right to vote in person if you wish to attend the Meeting.

                                          By Order of the Board of Directors

                                          /s/ N. Keith McKey
                                          N. KEITH MCKEY
                                          Executive Vice President, Chief
                                          Financial Officer, Treasurer and
                                          Secretary

DATED: April 26, 2000

     THIS IS AN IMPORTANT MEETING. STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 1, 2000

     The following information is being furnished to the stockholders of EastGroup Properties, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders (the "Meeting"), to be held on June 1, 2000 at 9:00 a.m., Jackson time, at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi. A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company's Secretary, P.O. Box 22728, Jackson, Mississippi 39225-2728. This Proxy Statement will first be sent to stockholders on or about May 1, 2000.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Meeting is being solicited by the directors of the Company. Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.

     The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock"), and shares of Series B Cumulative Convertible Preferred Stock, par value $0.0001 per share (the "Series B Preferred Stock"), entitled to vote at the Meeting has been fixed at the close of business on April 20, 2000. On such date there were 15,622,756 shares of Common Stock outstanding and 2,800,000 shares of Series B Preferred Stock outstanding. The holders of Common Stock are generally entitled to one vote for each share of Common Stock on each matter submitted to a vote at a meeting of stockholders. The holders of Series B Preferred Stock are generally entitled to
1.1364 votes for each share of Series B Preferred Stock on each matter submitted to a vote at a meeting of stockholders. Pursuant to the Company's Bylaws, directors will be elected by a plurality of the votes with each share being voted for as many individuals as there are directors to be elected and for whose election the share is entitled to vote.

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock and Series B Preferred Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Common Stock and Series B Preferred Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Meeting as to any proposal as to which the brokers do not vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), beneficially owned, as of April 20, 2000, more than five percent of the Common Stock and Series B Preferred Stock outstanding, except as set forth in the following table.

                                                          AMOUNT AND         PERCENT OF      PERCENT OF
                 NAME AND ADDRESS                      NATURE OF SHARES       SERIES B         COMMON
                OF BENEFICIAL OWNER                   BENEFICIALLY OWNED   PREFERRED STOCK   STOCK (1)
                -------------------                  --------------------  ---------------   ----------
Five Arrows Realty Securities II L.L.C.
  c/o Rothchild Realty, Inc.                         2,800,000 shares of
  1251 Avenue of the Americas                        Series B Preferred
  New York, New York 10020.........................  Stock                      100%              --

T. Rowe Price Associates, Inc.
  100 East Pratt Street                              861,600 shares of
  Baltimore, Maryland 21202........................  Common Stock (2)             --            5.5%

---------------

(1) Based on the number of shares of Common Stock outstanding as of April 20, 2000 which was 15,622,756 shares of Common Stock.

(2) These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information available to the Company with respect to shares of Common Stock and Series B Preferred Stock owned by each director, each nominee for director, each executive officer and all directors, nominees and executive officers as a group, as of April 20, 2000.

                                                                             NUMBER OF SHARES
                                                                               OF SERIES B
                                  NUMBER OF SHARES                           PREFERRED STOCK    PERCENTAGE OF SHARES
      DIRECTORS, NOMINEES         OF COMMON STOCK     PERCENTAGE OF SHARES     BENEFICIALLY         OF SERIES B
    AND EXECUTIVE OFFICERS       BENEFICIALLY OWNED   OF COMMON STOCK (1)         OWNED           PREFERRED STOCK
    ----------------------       ------------------   --------------------   ----------------   --------------------
D. Pike Aloian.................         7,500(2)                *               2,800,000(3)        100% (3)
Alexander G. Anagnos...........        18,750(4)                *                       0            *
H.C. Bailey, Jr................        38,236(5)                *                       0            *
Fredric H. Gould...............        50,750(6)                *                       0            *
John N. Palmer.................        20,376(7)                *                       0            *
David M. Osnos.................        29,400(8)                *                       0            *
Leland R. Speed................       305,571(9)              2.0%                      0            *
David H. Hoster II.............       247,417(10)             1.6                       0            *
N. Keith McKey.................       148,633(11)             1.0                       0            *
Anthony J. Bruno...............       105,538(12)             0.7                       0            *
C. Bruce Corkern (13)..........             0                   *                       0            *
Eric C. Lopez..................           200                   *                       0            *
William D. Petsas (14).........             0                   *                       0            *
Jann W. Puckett................        20,420(15)               *                       0            *
All directors, nominees and
  executive officers as a
  group........................       992,791(16)             6.4%              2,800,000           100%

---------------

    *Less than 1.0%.

 (1) Based on the number of shares of Common Stock outstanding as of April 20, 2000 which was 15,622,756 shares of Common Stock.

 (2) Includes 7,500 shares of Common Stock that Mr. Aloian has the right to acquire under the Company's 1991 Directors Stock Option Plan, as amended (the "1991 Directors Plan").

 (3) The 2,800,000 shares of Series B Preferred Stock are held by Five Arrows Realty Securities II L.L.C. ("Five Arrows"), a Delaware limited liability company of which Rothschild Realty Investors IIA L.L.C. is the managing member which has appointed Mr. Aloian, among others, as manager of Five Arrows. Mr. Aloian disclaims beneficial ownership of all of the shares of Series B Preferred Stock and any shares of Common Stock issuable upon conversion of the Series B Preferred Stock.

 (4) Includes 18,750 shares of Common Stock that Mr. Anagnos has the right to acquire under the 1991 Directors Plan.

 (5) Includes (i) 6,750 shares of Common Stock that Mr. Bailey has the right to acquire under the 1991 Directors Plan; (ii) 20,386 shares of Common Stock with respect to which Mr. Bailey has sole voting and dispositive power; and (iii) 11,100 shares of Common Stock with respect to which Mr. Bailey has shared voting and dispositive power.

 (6) Includes 9,750 shares of Common Stock that Mr. Gould has the right to acquire under the 1991 Directors Plan, 21,600 shares of Common Stock owned by One Liberty Properties Inc. of which Mr. Gould is Chairman and Chief Executive Officer, and 16,400 shares of Common Stock owned by a partnership in which a limited partnership (Gould Investors L.P.), of which Mr. Gould is the general partner, owns a 75% interest. Mr. Gould disclaims beneficial ownership as to the 21,600 shares of Common Stock owned by One Liberty Properties Inc. and the 16,400 shares of Common Stock owned by the partnership.

 (7) Includes 18,750 shares of Common Stock that Mr. Palmer has the right to acquire under the 1991 Directors Plan.

 (8) Includes 21,000 shares of Common Stock that Mr. Osnos has the right to acquire under the 1991 Directors Plan.

 (9) Includes 151,608 shares of Common Stock that Mr. Speed has the right to acquire pursuant to exercisable options granted under the Company's 1994 Management Incentive Plan, as amended (the "1994 Incentive Plan"), and does not include 21,888 shares of Common Stock beneficially owned by Mr. Speed's spouse, as to which he disclaims beneficial ownership. Mr. Speed also owns 1,340 shares of 9.00% Series A Cumulative Redeemable Preferred Stock, par value $0.0001 per share ("Series A Preferred Stock"), that do not have voting rights at the Meeting.

(10) Includes 173,715 shares of Common Stock that Mr. Hoster has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and does not include 4,680 shares of Common Stock beneficially owned by Mr. Hoster's wife and daughters, as to which he disclaims beneficial ownership.

(11) Includes 122,000 shares of Common Stock that Mr. McKey has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan.

(12) Includes 19,820 shares of Common Stock owned by the Ensign Property Group Profit Sharing Plan for Mr. Bruno's benefit. Mr. Bruno also has sole voting and investment power as to 1,300 shares of Series A Preferred Stock that do not have voting rights at the Meeting.

(13) Mr. Corkern became an executive officer of the Company in March 2000.

(14) Mr. Petsas became an executive officer of the Company in April 2000.

(15) Includes 19,925 shares of Common Stock Ms. Puckett has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan.

(16) Includes 82,500 shares of Common Stock that directors of the Company have the right to acquire under the 1991 Directors Plan and 467,248 shares of Common Stock that officers of the Company have the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Bylaws of the Company, the number of directors shall be eight. All eight positions on the Board of Directors are to be filled by the vote of the stockholders at the Meeting. Each person so elected shall serve until the Company's next Annual Meeting of Stockholders and until his successor is elected and qualified.

     The Company's directors recommend a vote FOR the eight nominees listed below. Except where authority to do so has been withheld, it is the intention of the persons named in the accompanying Form of Proxy to vote at the Meeting FOR these nominees. Each of the nominees listed below was elected a director at the Company's 1999 Annual Meeting of Stockholders.

     Although the directors do not contemplate that any of the nominees listed below will be unable to serve, if such a situation arises prior to the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

        NAME, POSITION(S) AND                               PRINCIPAL OCCUPATION AND
       TENURE WITH THE COMPANY           AGE          BUSINESS FOR THE PAST FIVE YEARS (1)
       -----------------------           ---          ------------------------------------
D. Pike Aloian.......................    45     Managing Director of Rothschild Realty, Inc.
  Director since 1999                           (real estate investment).
Alexander G. Anagnos.................    73     Financial Advisor with WR Family Associates.
  Director since 1994
H. C. Bailey, Jr.....................    60     Chairman and President of H. C. Bailey Company
  Director since 1980                           (real estate development and investment).
Fredric H. Gould.....................    64     General Partner of Gould Investors L.P.;
  Director since 1998                           Chairman of BRT Realty Trust; and Chairman and
                                                Chief Executive Officer of One Liberty
                                                Properties, Inc.
David H. Hoster II...................    54     Chief Executive Officer of the Company since
  Director and President since                  1997 and President since 1993; Executive Vice
  1993; Chief Executive Officer                 President of the Company until 1993; President
  since 1997                                    of LNH REIT, Inc. ("LNH") from 1995 to 1996 and
                                                its Executive Vice President from 1992 to 1995.
David M. Osnos.......................    68     Attorney and Senior Partner in the law firm of
  Director since 1993                           Arent Fox Kintner Plotkin & Kahn.
John N. Palmer.......................    65     Chairman of GulfSouth Capital, Inc. (investment
  Director since 1992                           management) since January 2000; Chairman of
                                                SkyTel Communications, Inc. until 1999.
Leland R. Speed......................    67     Chairman of the Board of the Company and Parkway
  Director since 1978 and                       Properties, Inc.; Chief Executive Officer of the
  Chairman since 1983                           Company and Parkway Properties, Inc. until 1997;
                                                Chief Executive Officer of LNH until 1996; Chief
                                                Executive Officer of EB, Inc. until 1995.

---------------

(1) Unless otherwise stated, each nominee has held the positions indicated for at least the past five years.

OTHER DIRECTORSHIPS AND TRUSTEESHIPS

     Directors and nominees to the Company's Board of Directors serve on the Boards of Directors or the Boards of Trustees of the following publicly-held companies:

                      NAME                                               COMPANY
                      ----                                               -------
D. Pike Aloian...................................    Koger Equity, Inc.
                                                     Brandywine Realty Trust
Fredric H. Gould.................................    BRT Realty Trust
                                                     One Liberty Properties, Inc.
                                                     Yonkers Financial Corp.
David M. Osnos...................................    VSE Corporation
                                                     Washington Real Estate Investment Trust
John N. Palmer...................................    AmSouth Bancorporation
Leland R. Speed..................................    ChemFirst Inc.
                                                     Farm Fish, Inc.
                                                     KLLM Transport Services, Inc.
                                                     Parkway Properties, Inc.

COMMITTEES AND MEETING DATA

     The Audit Committee of the Company's Board of Directors consists of Messrs. Aloian, Gould and Osnos. The Audit Committee met twice during the Company's 1999 fiscal year. The functions performed by this committee consist principally of conferring with and reviewing the reports of the Company's independent accountants and bringing to the entire Board of Directors for review those items relating to audits or to accounting practices which the Audit Committee believes merit such review.

     The Compensation Committee of the Company's Board of Directors consists of Messrs. Anagnos, Bailey and Palmer. Its function is to recommend compensation levels for directors, review compensation levels for executive officers and administer the 1994 Incentive Plan. The Compensation Committee met twice during the Company's 1999 fiscal year.

     The Investment Committee of the Company's Board of Directors consists of Messrs. Bailey, Hoster and Speed. Its function is to approve any purchase of a real estate asset or investment on which the total investment by the Company does not exceed $7,500,000. The Investment Committee met five times during the Company's 1999 fiscal year.

     The Company does not have a standing nominating committee or any committee performing a similar function.

     The Board of Directors held four meetings during the Company's 1999 fiscal year. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that directors, officers and more than 10 percent stockholders of the Company file reports with the SEC within the first 10 days of the month following any purchase or sale of

Common Stock. During 1999, no officer or director of the Company was late in filing a report under Section 16(a) other than Mr. Leland Speed with respect to a Form 4 filing concerning one purchase of Series A Preferred Stock and Mr. Bruno with respect to a Form 4 filing concerning three sales of Series A Preferred Stock.

EXECUTIVE OFFICERS

     The following is a list of the Company's executive officers:

         NAME, POSITION AND                              PRINCIPAL OCCUPATION AND BUSINESS
       TENURE WITH THE COMPANY           AGE               EXPERIENCE FOR PAST FIVE YEARS
       -----------------------           ---             ---------------------------------
Leland R. Speed......................    67     See table under "Nominees."
  Director since 1978 and Chairman
  since 1983
David H. Hoster II...................    54     See table under "Nominees."
  Director and President since 1993,
  Chief Executive Officer since 1997
N. Keith McKey.......................    49     Executive Vice President of the Company since 1993,
  Executive Vice President since                Chief Financial Officer and Secretary since 1992 and
  1993, Chief Financial Officer and             Treasurer since 1997; Senior Vice President of LNH
  Secretary since 1992, Treasurer               from 1992 until 1996.
  since 1997
Anthony J. Bruno.....................    58     Senior Vice President of the Company since 1998;
  Senior Vice President                         President of EastGroup Property Services, LLC since
  since 1998                                    1998; President of The Ensign Company (real estate
                                                development) until 1998.
William D. Petsas....................    42     Senior Vice President of the Company since April
  Senior Vice President since April             2000; Vice President of ProLogis Trust (a real
  2000                                          estate investment trust that owns and operates
                                                industrial properties) until April 2000.
C. Bruce Corkern.....................    38     Senior Vice President and Controller of the Company
  Senior Vice President and                     since March 2000; Vice President of Time Warner
  Controller since March 2000                   Cable (Jackson/ Monroe Division) until 2000.
Eric C. Lopez........................    38     Vice President of the Company since 1999; Vice
  Vice President since 1999                     President of EastGroup Property Services, LLC since
                                                1998; Vice President of Ensign Properties, Inc. in
                                                1998; Vice President--Finance & Administration of
                                                Orlando Central Park, Inc. (a subsidiary of Lockheed
                                                Martin Corporation) until 1998.
Jann W. Puckett......................    52     Vice President of the Company since 1995 and its
  Vice President since 1995                     Asset Manager since 1992; Vice President and Asset
                                                Manager of Parkway Properties, Inc. from 1992 to
                                                1995.

     There are no family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended December 31, 1999, 1998 and 1997, the amount of the compensation paid by the Company to its Chief Executive Officer and all other executive officers whose cash compensation during 1999 exceeded $100,000 (the "Named Officers").

                                                                         LONG TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                                    --------------------
                                      ANNUAL COMPENSATION           SECURITIES
                               ----------------------------------   UNDERLYING
       NAME AND                                      OTHER ANNUAL    OPTIONS/     LTIP        ALL OTHER
  PRINCIPAL POSITION    YEAR    SALARY     BONUS     COMPENSATION    SARS (2)    PAYOUTS   COMPENSATION (3)
  ------------------    ----    ------    --------   ------------   ----------   -------   ----------------
Leland R. Speed.......  1999   $155,000   $106,950(1)     -0-         20,000       -0-         $ 9,000
  Chairman              1998    152,439    134,748(1)     -0-            -0-       -0-          10,500
                        1997    139,731     91,538(1)     -0-         47,000       -0-          10,765

David H. Hoster II....  1999    240,000    207,000(1)     -0-         50,000       -0-          15,016
  President and         1998    223,534    197,048(1)     -0-            -0-       -0-          14,146
  Chief Executive       1997    191,855    124,950(1)     -0-         84,000       -0-          13,830
  Officer

N. Keith McKey........  1999    175,000    120,750(1)     -0-         26,000       -0-          14,218
  Executive Vice        1998    156,735    137,475(1)     -0-            -0-       -0-          14,126
  President, Chief      1997    139,947     90,967(1)     -0-         47,000       -0-          13,830
  Financial Officer,
  Treasurer and
  Secretary

Anthony J. Bruno......  1999    156,000    186,778        -0-         13,000       -0-          15,358
  Senior Vice           1998    127,756    153,196        -0-            -0-       -0-             709
  President             1997(4)      -0-       -0-        -0-            -0-       -0-             -0-

Marshall A. Loeb......  1999    145,000     35,000        -0-         13,000       -0-          13,317
  Senior Vice           1998    134,956     15,000        -0-            -0-       -0-          13,601
     President
  until April 2000      1997     86,785     17,500        -0-         16,000       -0-          10,209

Stewart R. Speed......  1999    120,000     25,000        -0-         13,000       -0-          12,268
  Senior Vice           1998     94,192     20,000        -0-            -0-       -0-           8,383
     President
  until January 2000    1997(5)   46,283    15,000        -0-         22,000       -0-             -0-

---------------

(1) This is the amount of incentive compensation payable to the Named Officer under the 1994 Incentive Plan. For 1999, this amount was paid 60% in cash and 40% in shares of Common Stock. For 1998 and 1997, this amount was paid two-thirds in cash and one-third in shares of Common Stock.

(2) These options were granted under the Company's 1994 Incentive Plan and become exercisable with respect to one-half of the shares on the first anniversary date of grant and one-half of the shares on the second anniversary date of grant.

(3) This is the Company's discretionary contribution and matching contribution to its 401(k) Plan for the Named Officer's benefit and the amount of premium paid by the Company for group term life insurance on the Named Officer's life.

(4) Mr. Bruno became an executive officer of the Company in June 1998.

(5) Mr. Stewart Speed was an officer of the Company from March 1997 until January 2000.

     Option Grants. The following table gives information with respect to options granted to the Named Officers during the year ended December 31, 1999. The "Potential Realizable Value" columns assume that the price of the shares of Common Stock will appreciate at annual rates of 5% and 10%, respectively, during the term of the options. The price of the shares of Common Stock on the date of grant was $20.375 per share. There can be no assurance that such appreciation will take place.

                                              INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE VALUE
                         -----------------------------------------------------------     AT ASSUMED ANNUAL RATES
                          NUMBER OF     PERCENT OF TOTAL                                      OF STOCK PRICE
                          SECURITIES      OPTIONS/SARS                                       APPRECIATION FOR
                          UNDERLYING       GRANTED TO        EXERCISE                          OPTION TERM
                         OPTIONS/SARS      EMPLOYEES         OF BASE      EXPIRATION    --------------------------
         NAME            GRANTED (#)     IN FISCAL YEAR    PRICE ($/SH)      DATE         5% ($)        10% ($)
         ----            ------------   ----------------   ------------   ----------      ------        -------
          (A)                (B)              (C)              (D)           (E)           (F)            (G)
Leland R. Speed........     20,000            8.4%           $20.375        6/22/09      $256,725      $  647,925
  Chairman

David H. Hoster II.....     50,000           20.9%           $20.375        6/22/09       641,813       1,619,813
  President and Chief
  Executive Officer

N. Keith McKey.........     26,000           10.9%           $20.375        6/22/09       333,743         842,303
  Executive Vice
  President, Chief
  Financial Officer,
  Treasurer and
  Secretary

Anthony J. Bruno.......     13,000            5.4%           $20.375        6/22/09       166,871         421,151
  Senior Vice President

Marshall A. Loeb.......     13,000            5.4%           $20.375        6/22/09       166,871         421,151
  Senior Vice President
  until April 2000

Stewart R. Speed.......     13,000            5.4%           $20.375        6/22/09       166,871         421,151
  Senior Vice President
  until January 2000

     Option Exercises and Year End Values. No options were exercised by Messrs. McKey, Bruno, Loeb, Leland Speed and Stewart Speed during 1999. The following table shows the value realized by Mr. Hoster upon the exercise of options, and the year end value of unexercised in-the-money options held by the Named Officers. Year end values are based upon the closing price of shares of Common Stock on the New York Stock Exchange, Inc. on December 31, 1999 ($18.50).

             AGGREGATED OPTIONS/SAR EXERCISES WITH LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                  SHARES                                                     VALUE OF UNEXERCISED
                                 ACQUIRED        VALUE         NUMBER OF UNEXERCISED             IN-THE-MONEY
            NAME                ON EXERCISE     REALIZED       OPTIONS AT FY-END (#)         OPTIONS AT FY-END ($)
            ----                -----------     --------   -----------------------------   -------------------------
                                                           EXERCISABLE/UNEXERCISABLE (1)   EXERCISABLE/UNEXERCISABLE
                                                           -----------------------------   -------------------------
Leland R. Speed.............         N/A            N/A           151,608/20,000                  $550,630/0
  Chairman
David H. Hoster II..........       4,000        $18,055           174,715/50,000                  $457,753/0
  President and Chief
  Executive Office

                                  SHARES                                                     VALUE OF UNEXERCISED
                                 ACQUIRED        VALUE         NUMBER OF UNEXERCISED             IN-THE-MONEY
            NAME                ON EXERCISE     REALIZED       OPTIONS AT FY-END (#)         OPTIONS AT FY-END ($)
            ----                -----------     --------   -----------------------------   -------------------------
                                                           EXERCISABLE/UNEXERCISABLE (1)   EXERCISABLE/UNEXERCISABLE
                                                           -----------------------------   -------------------------
N. Keith McKey..............         N/A            N/A           122,000/26,000                  $378,015/0
  Executive Vice President,
  Chief Financial Officer,
  Treasurer and Secretary

Anthony J. Bruno............         N/A            N/A                 0/13,000                         0/0
  Senior Vice President

Marshall A. Loeb............         N/A            N/A            28,000/13,000                  $ 58,320/0
  Senior Vice President
  until April 2000

Stewart R. Speed............         N/A            N/A            22,000/13,000                         0/0
  Senior Vice President
  until January 2000

---------------

(1) These options, both exercisable and unexercisable, represent options granted to the Named Officer under the 1994 Incentive Plan.

     Compensation Committee Report. The Compensation Committee of the Board of Directors consists of Messrs. Anagnos, Bailey and Palmer. The Compensation Committee believes that the main purpose of base compensation is to provide sufficient base compensation to the executive officers of the Company in relation to salary levels for other real estate companies and the officer's level of responsibility. The Compensation Committee considered a number of factors in setting the base compensation of Mr. Hoster, the Company's Chief Executive Officer, the most important of which were the level of compensation paid to the chief executive officers of other real estate companies the same relative size as the Company, the success of the Company's recent program of acquiring industrial properties and developing industrial properties and his importance in delineating and implementing the Company's strategic plans.

     The Compensation Committee has determined that the primary goals of the Company's compensation policies should be as follows:

     - To provide total compensation opportunities for executive officers which are competitive with those provided to persons in similar positions with which the Company competes for employees.

     - To strengthen the mutuality of interest between management and stockholders through the use of incentive compensation directly related to corporate performance and through the use of the stock-based incentives that result in increased Common Stock ownership by executive officers.

     The Compensation Committee believes that incentive compensation payable to the executive officers of the Company should be based upon the Company's performance and align the interests of management and the Company's stockholders. In 1994, the Compensation Committee, in conjunction with an independent compensation consultant, formulated the 1994 Incentive Plan. The 1994 Incentive Plan was approved by the Company stockholders in December 1994. Under the 1994 Incentive Plan, each year the Compensation Committee establishes a goal for funds from operations ("FFO") per share, a minimum level for FFO per share below which incentive compensation should not be paid, and an incentive award payout objective for each executive officer. For 1999, 60% of the incentive award was paid in cash and 40% in shares of Common Stock. For 1999, the

Compensation Committee computed target FFO before bonus accruals of $2.08 as the minimum FFO per share necessary for any bonus to be paid, and $2.28 as the target FFO per share under which management would receive their target bonuses, and $2.48 as the target FFO under which management would receive 200% of their target bonuses. To the extent the Company's actual FFO per share exceeded $2.28 but was less than $2.48, the target bonus amounts would be pro rated. The target bonus amounts were 60% of total base salary for Messrs. Speed and McKey and 75% for Mr. Hoster. The Compensation Committee determined the FFO targets based upon its analysis of the Company's internal projected financial results for 1999 and the estimates of 1999 FFO prepared by independent securities analysts who followed the Company. The Compensation Committee believed that the stockholders of the Company would be benefitted significantly if the FFO goal was met and would be further benefitted if such goal were exceeded, and that management should be compensated for the benefits derived by the Company's stockholders. The target bonus amounts were set by the Compensation Committee after consultation with the compensation consultant who helped the Compensation Committee formulate the 1994 Incentive Plan.

     The Company's 1999 FFO per share before bonus awards was $2.31. After consideration, the Compensation Committee believed that each of Mr. Speed, Mr. McKey and Mr. Hoster should be paid the amount of incentive compensation provided by the above formula, under which Messrs. Speed, Hoster and McKey received bonuses with respect to 1999 of $106,950, $207,000 and $120,750, respectively, 60% of which was paid in cash and 40% of which was paid in shares of Common Stock.

                                            H.C. BAILEY, JR.
                                            JOHN N. PALMER
                                            ALEXANDER G. ANAGNOS

     This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this document or any portion thereof into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such acts.

     Performance Comparison. Set forth below is a line graph comparing the percentage change in the cumulative return to stockholders on shares of Common Stock over the five years ending December 31, 1999 against the cumulative return of the Standard & Poor's 500 ("S&P 500"), and the Equity REIT Index prepared by the National Association of Real Estate Investment Trusts ("NAREIT Equity").

                                                       THE COMPANY                  S&P 500                  NAREIT EQUITY
                                                       -----------                  -------                  -------------
1994                                                     100.00                      100.00                      100.00
1995                                                     129.12                      137.43                      115.27
1996                                                     179.13                      168.98                      155.92
1997                                                     223.01                      225.37                      187.51
1998                                                     204.22                      289.78                      154.69
1999                                                     222.18                      350.72                      147.54

     Directors' Fees. Under the Company's standard compensation arrangements with directors (except Mr. Speed and Mr. Hoster who are salaried officers), directors are paid a monthly stipend of $500, plus $1,000 and reimbursement of actual expenses for attendance at each meeting of the Board of Directors and $750 and reimbursement of expenses for each meeting of a committee established by the Board of Directors. Only one fee is paid in the event more than one meeting is held on a single day.

     Directors Stock Option Plan. At the 1991 annual meeting, the stockholders of the Company approved the 1991 Directors Plan. The 1991 Directors Plan authorizes the issuance of options for up to 150,000 shares of Common Stock to directors of the Company who are not, and have not been for at least one year prior to the date of determination, employees of the Company ("Non-Employee Directors"). Under the 1991 Directors Plan, each Non-Employee Director of the Company on March 15, 1991 was automatically granted an option to purchase 7,500 shares of Common Stock. Each person who first becomes a Non-Employee Director after March 15, 1991 will automatically be granted an option to purchase 7,500 shares of Common Stock on the date the person becomes a Non-Employee Director, if such shares of Common Stock are available. Each Non-Employee Director will also be granted an option to purchase 2,250 additional shares of Common Stock on the date of any annual meeting at which such Non-Employee Director is reelected to the Board of Directors. The option exercise price is the closing price of a share of Common Stock if shares of Common Stock are listed on an exchange or the average between the bid and the asked price for the date if the shares of Common Stock are traded over-the-counter (or, if no shares of Common Stock were publicly traded on that date, the next preceding date that such shares of Common Stock were so traded). Such options are exercisable in full on the date of grant and expire ten years after the date of grant, or, if earlier, six months after the termination of the optionee's service as a Non-Employee Director, unless such service is terminated by reason of death, in which case the optionee's legal representative shall have one year in which to exercise the option. The proposed 2000 Directors Stock Option Plan, if approved by the stockholders, would replace the 1991 Directors Plan. See "Proposal No. 2 -- 2000 Directors Stock Option Plan."

     No director exercised options under the 1991 Directors Plan during 1999. On June 2, 1999, Messrs. Anagnos, Bailey, Gould, Palmer and Osnos each received an option to purchase 2,250 shares of Common Stock at an exercise price of $20.25 per share. On June 2, 1999, Mr. Aloian received an option to purchase 7,500 shares of Common Stock at an exercise price of $20.25 per share.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Cost Sharing Arrangement with Parkway. The Company and Parkway Properties, Inc. currently share the services and expenses of the Company's Chairman of the Board and his administrative assistant.

     Transactions with Anthony J. Bruno. In July 1999, the Company acquired the remaining 25% ownership interests in Jetport Commerce Park and 56th Street Commerce Park in Tampa, Florida from Anthony J. Bruno, an officer of the Company, for $3,588,000, giving the Company 100% ownership of these two complexes.

     Series B Cumulative Convertible Preferred Stock. In September 1998, the Company entered into an agreement with Five Arrows, an investment fund managed by Rothschild Realty, Inc., a member of the Rothschild Group, providing for the sale of up to 2,800,000 shares of Series B Preferred Stock at a net price of $24.50 per share. The Series B Preferred Stock, which is convertible into Common Stock at a conversion price of $22.00 per share, is entitled to quarterly dividends in arrears equal to the greater of $0.547 per share or the dividend on the number of shares of Common Stock into which a share of Series B Preferred Stock is convertible. Under the terms of the agreement with Five Arrows, the Company could sell 2,800,000 shares of Series B Preferred Stock to Five Arrows at up to five closings, at the Company's option, through September 25, 1999. In connection with this offering, the Company has entered into certain related agreements with Five Arrows, providing, among other things, for certain registration rights with respect to the Series B Preferred Stock and the right to designate a member of the Board of Directors under certain circumstances, including the issuance by the Company of such number of shares of Series B Preferred Stock such that the total number of outstanding shares of Series B Preferred Stock exceeds 1,600,000 shares. In December 1998, the Company sold $10,000,000 of the Series B Preferred Stock to Five Arrows and the remaining $60,000,000 in September 1999. Mr. Aloian is the Five Arrows nominee to the Board of Directors.

     Legal Services. David M. Osnos, a director of the Company, is an attorney and senior partner in the law firm of Arent Fox Kintner Plotkin & Kahn that has served as counsel to the Company in various matters during 1999.

     Change in Control Agreements. The Company is a party to a Change in Control Agreement with each of Messrs. Speed, Hoster, McKey and Petsas (the "Executives"). These agreements provide that if an Executive is terminated or leaves the Company's employment for certain reasons during the 36-month period with respect to Messrs. Speed, Hoster and McKey and the 18-month period with respect to Mr. Petsas, following a Change in Control, the Company will pay the Executive a lump sum benefit of 2.99 times in the cases of Messrs. Speed, Hoster and McKey and 1.5 times in the case of Mr. Petsas, the average of the Executive's salary and accrued bonus for the three calendar years that ended immediately before (or coincident with) the Change in Control (the

"Average Annual Compensation"). The Change in Control Agreement also gives the Executive the ability to leave the employment of the Company at any time during the six-month period following a Change in Control, in which case the Executive will receive severance payments from the Company for a period of 36 months in the cases of Messrs. Speed, Hoster and McKey and 18 months in the case of Mr. Petsas equal to one-twelfth of the Executive's Average Annual Compensation; provided that if the Executive receives any remuneration in the form of wages, salary or consulting fees from another employer or income from self-employment during the 36-month or 18-month in the case of Mr. Petsas severance pay period, the Company's obligation under this sentence shall be reduced by one-half of the amount of such remuneration. Change in Control is defined in such agreement as
(i) any change in control of a nature that would be required to be represented under the Exchange Act proxy rules; (ii) any person acquiring beneficial ownership of securities representing 30 percent or more of the combined voting power of the Company's outstanding securities; (iii) certain changes in the Company's Board of Directors; (iv) certain mergers; or (v) the approval of a plan of liquidation by the Company.

     Employment Agreement with Anthony J. Bruno. EastGroup Property Services, LLC, which is wholly owned by the Company's operating partnership, has entered into an Employment Agreement, as amended, with Mr. Bruno. Pursuant to this agreement, for a period of five years from March 1, 1998 (subject to renewal), Mr. Bruno serves as Chief Operating Officer of EastGroup Property Services, LLC and as Senior Vice President of the Company. In exchange for such services, Mr. Bruno receives $150,000 per annum subject to adjustment annually by the greater of 4% or the variance in the cost-of-living index. Mr. Bruno also receives a bonus annually based on EastGroup Property Services, LLC's profits from development activities. However, the amount of the bonus payable to Mr. Bruno for the year beginning March 1, 1999 and for any subsequent year will be reduced (but not below zero) until such time as the aggregate amount of such reductions equal $165,000. Mr. Bruno's employment agreement also contains a non-competition agreement that lasts until the later of six years from the date of the agreement or three years following the termination of his employment.

               PROPOSAL NO. 2 -- 2000 DIRECTORS STOCK OPTION PLAN

     At the Meeting, the stockholders will be asked to vote on a proposal to ratify the adoption of the 2000 Directors Stock Option Plan (the "2000 Directors Plan"). The 2000 Directors Plan would replace the 1991 Directors Plan, which provided for identical grants to directors. The 1991 Directors Plan terminated as of March 9, 2000. The affirmative vote of the holders of a majority of the shares of Common Stock and Series B Preferred Stock entitled to vote on the matter is required for ratification of the adoption of the 2000 Directors Plan. The directors recommend a vote FOR ratification of the adoption of the 2000 Directors Plan. Unless otherwise instructed, proxies will be voted FOR ratification of the adoption of the 2000 Directors Plan.

     Appendix A to this Proxy Statement sets forth the full text of the 2000 Directors Plan. The following description of the 2000 Directors Plan contains summaries of certain provisions of the 2000 Directors Plan and is qualified in its entirety by reference to the 2000 Directors Plan itself.

SUMMARY OF THE 2000 DIRECTORS PLAN

     The 2000 Directors Plan provides for automatic grants to directors who are not employees of the Company of options to purchase shares of Common Stock: an option for 7,500 shares when an individual first becomes a non-employee director, and an option for 2,250 shares on the date of each annual meeting at which a non-employee director is re-elected to the board.

     The 2000 Directors Plan authorizes the issuance of 150,000 shares of Common Stock pursuant to options granted under the plan. The 2000 Directors Plan is administered by a committee of two or more non-employee directors (the "Plan Committee").

     The exercise price per share of Common Stock under an option granted under the 2000 Directors Plan will equal the fair market value of a share on the date of grant. Options are exercisable immediately upon grant and expire ten years after the date of grant or, if earlier, six months after termination of service as a director (other than by death) or one year after death while in office.

     Outstanding options are subject to adjustment in the event of a subdivision or consolidation of shares of Common Stock, a share dividend, a recapitalization, or other change in the Company's capital structure. If the Company is merged or consolidated with another corporation, the Plan Committee is authorized to adjust outstanding options to give effect to the merger or consolidation on an equitable basis.

     The 2000 Directors Plan is subject to amendment by the Board of Directors, except that, without stockholder approval, the Board of Directors cannot increase the number of shares of Common Stock available under the plan, decrease the option purchase price per share, extend the term of the plan, change the classes of directors to whom options may be granted, provide for administration other than by the Plan Committee, or materially increase the cost of the plan to the Company.

     The Company believes that under present law the federal income tax consequences of options granted under the 2000 Directors Plan will generally be the following: The grant of an option will have no tax consequences for the director or the Company. Upon the exercise of an option, the director will recognize ordinary income in an amount equal to the excess of the fair market value of the acquired shares on the exercise date over the option price, and the Company will be entitled to a deduction in the same amount.

     The Board of Directors adopted the proposed 2000 Directors Plan on March 9, 2000, subject to ratification by the stockholders at the Meeting. On the same date, the Board of Directors terminated the 1991 Directors Plan, which would have provided identical option grants, but under which an insufficient number of authorized shares remained for grants to be made for the year 2000.

                        PROPOSAL NO. 3 -- OTHER MATTERS

     The management of the Company does not know of any other matters to come before the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed KPMG Peat Marwick LLP as the Company's auditors for the year ending December 31, 2000. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

                         STOCKHOLDER PROPOSALS FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS

PROPOSALS FOR THE COMPANY'S PROXY MATERIAL

     Any Company stockholder who wishes to submit a proposal for presentation at the Company's 2001 Annual Meeting of Stockholders must submit such proposal to the Company at its office at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201, Attention: Secretary no later than January 2, 2001, in order to be considered for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to its 2001 Annual Meeting of Stockholders.

PROPOSALS TO BE INTRODUCED AT THE MEETING BUT NOT INTENDED TO BE INCLUDED IN THE COMPANY'S PROXY MATERIAL

     For any stockholder proposal to be presented in connection with the 2001 Annual Meeting of Stockholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a stockholder must give timely written notice thereof in writing to the Secretary of the Company in compliance with the advance notice and eligibility requirements contained in the Company's Bylaws. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the stockholder making the nomination or proposal.

     In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

     Based upon a meeting date of June 1, 2000 for the 2000 Annual Meeting of Stockholders, a qualified stockholder intending to introduce a proposal or nominate a director at the 2001 Annual Meeting of Stockholders should give written notice to the Company's Secretary not later than April 2, 2001 and not earlier than March 3, 2001.

     The advance notice provisions in the Company's Bylaws also provide that in the case of a special meeting of stockholders called for the purpose of electing one or more directors, a stockholder may nominate a person or persons (as the case may be) for election to such position if the stockholder's notice is delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to the special meeting and not later than the close of business on the later of the 60th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     The specific requirements of these advance notice and eligibility provisions are set forth in Article II, Section 12 of the Company's Bylaws, a copy of which is available upon request. Such requests and any stockholder proposals should be sent to the Secretary of the Company at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ N. Keith McKey
                                          N. KEITH MCKEY
                                          Executive Vice President, Chief
                                          Financial Officer, Treasurer and
                                          Secretary

                                                                      APPENDIX A

                           EASTGROUP PROPERTIES, INC.
                        2000 DIRECTORS STOCK OPTION PLAN

1. PURPOSE.

     The purpose of the EastGroup Properties, Inc. 2000 Directors Stock Option Plan (the "Plan") is to encourage the ownership of Shares of EastGroup Properties, Inc. (the "Company") by the Directors of the Company and, by doing so, to increase the incentive for the Directors to put forth the maximum effort for the success of the Company's business.

2. DEFINITIONS.

     As used in this Plan:

          a. "Committee" shall mean a committee of the Board of Directors, which committee shall be composed of those members of the Compensation Committee of the Board of Directors who are Disinterested Directors, provided that, should there be fewer than two members of the Compensation Committee who are Disinterested Directors, the Committee shall be composed of two or more members of the Board of Directors who are Disinterested Directors, including any who is a member of the Compensation Committee.

          b. "Disinterested Director" shall mean a director of the Company who is a non-employee director within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

          c. "Fair Market Value" of a Share shall mean, on any date, (i) if Shares are traded on a national securities exchange, the closing price of the Shares as reported on such exchange or under any composite transaction report of such exchange on that date, or, if no prices are so reported on that date, on the next preceding date on which such prices are so reported, or (ii) if the Shares are traded in the over-the-counter market, the mean between the closing bid and asked prices of the Shares or the price of Shares quoted on that date, or, if no prices are so quoted on that date, on the next preceding date on which such prices are so quoted.

          d. "Option" means an option granted pursuant to the Plan to purchase Shares.

          e. "Outside Director" means a director of the Company who is not an employee of the Company.

          f. "Shares" means shares of common stock, $0.0001 par value, of the Company.

3. ADMINISTRATION.

     The Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of the Plan. The Committee shall be authorized to interpret the Plan and the Options granted under the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make any determinations it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems desirable. Any decision of the Committee in the administration of the Plan shall be in its sole discretion and conclusive. The Committee may act only by a majority of its members in office, except that the members of the Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

4. SHARES AVAILABLE.

     A total of 150,000 Shares shall be available for grant under the Plan. The aggregate number of Shares that may be purchased pursuant to Options shall not exceed the available number of Shares. Upon the expiration or termination in whole or in part of any unexercised Option, the Shares subject to such Option shall again be available for grant under the Plan.

5. GRANT OF OPTIONS.

     An option to purchase 2,250 Shares shall automatically be granted to each Outside Director on the date of each annual meeting at which the Outside Director is re-elected to the Board of Directors, beginning with the annual meeting in the year 2000. An option to purchase 7,500 Shares shall automatically be granted to each individual who becomes an Outside Director after the annual meeting in the year 2000, with the date the individual becomes an Outside Director as the date of grant.

6. TERMS OF OPTIONS.

     Each Option granted under the Plan to an Outside Director shall be evidenced by a written stock option agreement executed on behalf of the Company and by the holder of the Option, which shall include the following terms and conditions:

          a. The purchase price of each Share subject to an Option shall equal the Fair Market Value of a Share on the date the Option is granted.

          b. An Option shall be exercisable in full on the date that it is granted and, to the extent not already exercised, shall expire upon the earliest to occur of (i) the date that is six months after the termination of the service of the Outside Director to whom granted as a director of the Company (other than by death); (ii) the date that is one year after the death of the Outside Director while in office; or (iii) the date that is ten years after the date of the grant of the Option.

          c. An Option shall require that the holder represent at the time of each exercise of the Option that the Shares purchased are being acquired for investment and not with a view to distribution.

          d. An Option shall be exercised by delivery to the Company of written notice of exercise accompanied by payment to the Company of an amount equal to the sum of (i) the purchase price of the portion of the Option being exercised, plus (ii) the amount required to satisfy any federal, state, and local income tax withholding obligation incurred by the Company in connection with the exercise of the Option. Payment of the purchase price and the amount required to satisfy the Company's tax withholding obligation may be made in cash, or by the surrender (directly or by attestation to ownership) of suitable Shares, or by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the appropriate amount of sale or loan proceeds, or in a combination of such methods, subject to any conditions the Committee may impose. The Committee may establish other methods for payment of the purchase price and the amount required to satisfy the Company's tax withholding obligation.

          Shares shall be suitable for use as full or partial payment of the purchase price or the amount required to satisfy the Company's tax withholding obligation only if the Shares have been owned by the Option holder for more than one year by the date of exercise, or were not acquired from the Company, or satisfy any other requirements set by the Committee. The Company may retain Shares from the total number of Shares deliverable pursuant to the exercise of an Option, to satisfy the Company's tax withholding obligation. The value of a share delivered, surrendered, or retained in payment of the purchase price or satisfaction of the Company's tax withholding obligation shall be the Fair Market Value of a Share on the date of exercise.

          e. An Option shall not be assignable or transferable by the Outside Director to whom the Option was granted except by will or the laws of descent and distribution and shall be exercisable, during the Outside Director's lifetime, only by him or her.

7. RECAPITALIZATION OR REORGANIZATION.

     The existence of the Plan and the grant of Options under the Plan shall not affect the right or power of the Board or the shareholders of the Company to make or authorize the adjustment, recapitalization, reorganization, or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Shares or the rights of Shares, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     Any Shares with respect to which Options may be granted are Shares as presently constituted, but if, and whenever, before the expiration of an Option, the Company shall effect a subdivision or consolidation of Shares or the payment of a Share dividend on Shares without receipt of consideration by the Company, the number of Shares subject to the Option (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced and the purchase price per Share shall be proportionately increased, and the number of Shares available under Section 5 shall be adjusted accordingly.

     If the Company shall effect a recapitalization or other change in its capital structure, the number of Shares subject to an outstanding Option shall be the number and class of Shares to which the holder would have been entitled pursuant to the terms of such recapitalization if, immediately prior to such recapitalization, the holder had been the holder of record of the number of Shares subject to the outstanding Option, and the number of Shares available under Section 5 shall be adjusted accordingly. If the Company is merged or consolidated with a corporation, the Committee shall make appropriate adjustments to outstanding Options to give effect to the merger or consolidation on an equitable basis in terms of issuance of shares of the corporation surviving the merger or the consolidated corporation.

     Except as expressly provided in this Section, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants, or upon the conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment shall be made with respect to, the number of Shares subject to Options previously granted.

8. EFFECTIVE DATE.

     The Plan shall be effective March 9, 2000, subject to the ratification of the shareholders of the Company.

9. AMENDMENT.

     The Board of Directors of the Company may amend the Plan in any respect, provided, however, that without the approval of the shareholders of the Company the Board may not (i) except as provided in Section 7, increase the maximum number of Shares that may be issued under the Plan or decrease the purchase price of Shares subject to an Option; (ii) extend the term of the Plan; (iii) change the classes of Directors to whom Options may be granted under the Plan;
(iv) provide for the administration of the Plan otherwise than by a Committee composed entirely of Disinterested Directors; or (v) materially increase the cost of the Plan to the Company. No amendment of the Plan shall adversely affect any right of any holder of an Option already granted without the holder's written consent.

10. TERMINATION OF PLAN.

     The Board of Directors may terminate the Plan at any time with respect to any Shares that are not then subject to Options. Unless terminated earlier by the Board of Directors, the Plan shall terminate on March 8, 2010.

11. RESTRICTIONS ON ISSUANCE OF SHARES; RIGHTS AS SHAREHOLDERS.

     Should the Board of Directors determine that the listing, registration, or qualification of Shares upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition to or in connection with the issuance of Shares under this Plan, no such Shares shall be issued unless such listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions not acceptable to the Board of Directors.

     The certificates representing Shares issued by the Company under this Plan may bear a legend describing any restrictions on resale of such Shares under applicable securities laws, and stop transfer orders with respect to such certificates may be entered on the Company's stock transfer records.

     The holder of an Option shall have no rights as a shareholder of the Company with respect to any Shares to be issued in connection with the exercise of an Option until the date of issuance of the certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date precedes the date the certificate is issued.

12. CONSTRUCTION.

     The Plan shall be construed in accordance with the laws of the State of Maryland.

                                                                           PROXY

                           EASTGROUP PROPERTIES, INC.
                              300 One Jackson Place
                             188 East Capitol Street
                           Jackson, Mississippi 39201


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints DAVID H. HOSTER II and N. KEITH McKEY, or either of them, Proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote all shares of common stock, $0.0001 par value per share, of EastGroup Properties, Inc. (the "Company"), and all shares of Series B Cumulative Convertible Preferred Stock, par value $0.0001 per share, of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on Thursday, June 1, 2000, at 9:00 a.m., Jackson time, or any adjournment or postponement thereof, and directs that the shares represented by this Proxy shall be voted as indicated on the reverse.

               PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE
                       ACCOMPANYING POSTAGE-PAID ENVELOPE.


                (Continued and to be signed on the reverse side.)




















                                     (FRONT)

                           EASTGROUP PROPERTIES, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. o

1.   ELECTION OF DIRECTORS

     [ ] FOR ALL         [ ] WITHHOLD ALL            [ ] FOR ALL EXCEPT

     Nominees: D. Pike Aloian; Alexander G. Anagnos; H. C. Bailey, Jr.; Fredric
     H. Gould; David H. Hoster II; David M. Osnos; John N. Palmer; and Leland R. Speed.


     --------------------------------------------------------------------------
                    (Except for nominee(s) written above)


2.   Proposal to adopt the 2000 DIRECTORS STOCK OPTION PLAN

     [ ] FOR             [ ] AGAINST                 [ ] ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED IN 1 AND 2 ABOVE AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY MATTERS REFERRED TO IN 3 ABOVE. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                  Dated:                 , 2000
                                                        -----------------

                                                  Signature(s)
                                                              -----------------

                                                  ------------------------------

                                                  PLEASE SIGN EXACTLY AS NAME(S)
                                                  APPEAR ON STOCK
                                                  CERTIFICATE(S). A corporation
                                                  is requested to sign its name
                                                  by its President or other
                                                  authorized officer, with the
                                                  office held so designated. A
                                                  partnership should sign in the
                                                  partnership name by an
                                                  authorized person. Executors,
                                                  trustees, administrators, etc.
                                                  are requested to indicate the
                                                  capacity in which they are
                                                  signing. JOINT TENANTS SHOULD
                                                  BOTH SIGN.


                             YOUR VOTE IS IMPORTANT!

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                   IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                     (BACK)